SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2005

Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On July 11, 2005, the Board of Directors of AutoZone, Inc. (the “Company”) elected Sue E. Gove as a director of the Company. Ms. Gove was also appointed to the Audit Committee of the Board of Directors. A copy of the press release announcing Ms. Gove’s election is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

        On July 11, 2005, the Company announced that W. Andrew McKenna has been appointed to succeed James J. Postl as Chairman of the Audit Committee of the Board of Directors. Mr. Postl will remain on the Audit Committee. A copy of the press release announcing Mr. McKenna’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

        The following exhibit is filed with this Current Report pursuant to Items 5.02 and 8.01:

(c)	Exhibits

99.1	Press Release dated July 11, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By:	/s/ Harry L. Goldsmith
Harry L. Goldsmith
Senior Vice President, General Counsel and Secretary

Dated: July 11, 2005

EXHIBIT INDEX

99.1	Press Release dated July 11, 2005.